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                                                                Exhibit 10.3




                                CVC, INC.

                       1997 NONEMPLOYEE DIRECTORS'

                            STOCK OPTION PLAN


                                ARTICLE I

                                 PURPOSE

                  The CVC, Inc. 1997 Nonemployee Directors' Stock Option Plan is intended to advance the interests of CVC, Inc., and its stockholders by attracting, retaining and motivating the performance of nonemployee directors of CVC, Inc., and to encourage and enable such directors to acquire and retain a proprietary interest in CVC, Inc., by ownership of its stock.


                                ARTICLE II

                               DEFINITIONS

                  (a)  "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Company's Common Stock, par value $.01 per share.

                  (d)  "Company" means CVC, Inc., a Delaware corporation.

                  (e) "Date of Grant" means the date on which an Option is granted in accordance with Section 5.1 hereof.

                  (f) "Fair Market Value" means the closing price of the Common Stock on the Nasdaq National Market on the date as of which fair market value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported. If Common
Stock is not listed on Nasdaq National Market on the date as of which fair market value is to be determined, the Board shall determine in good faith the fair market value in whatever manner it considers appropriate.



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                  (g)  "Nonemployee Director" means any member of the Board
who is not an employee of the Company.

                  (h)  "Option" means a stock option granted under the Plan.

                  (i) "Optionee" means a person to whom an Option has been granted, which Option has not expired under the Plan.

                  (j) "Option Price" means the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with Section 5.2 hereof.

                  (k) "Plan" means this CVC, Inc. 1997 Nonemployee Directors' Stock Option Plan.

                  (l) "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase
Common Stock under the Plan.


                                ARTICLE III

                              ADMINISTRATION

                  Subject to the express provisions of the Plan, the Board shall have discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option
Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Board shall be conclusively binding for all purposes and upon all persons. The Board shall not be liable for any action or determination made in good faith with respect to the Plan, any Option or any Stock Option Agreement entered into hereunder.


                                ARTICLE IV

                     SHARES OF STOCK SUBJECT TO PLAN

                  4.1 Number of Shares. Subject to adjustment pursuant to the provisions of this Article IV, the maximum number of shares of Common Stock which may be issued and sold hereunder shall be 250,000 shares. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. Shares of Common Stock covered by an Option that shall have been exercised shall not again be available for an Option grant. If an Option shall terminate for any reason without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder.

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                  4.2 Antidilution. In the event of a reorganization,
recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, other shares of stock, or in the case of any other transaction described in Section 424(a) of the Code, the Board may change the number and kind of shares (including by substitution of shares of another corporation) subject to the Options and/or the Option Price of such shares in the manner that it shall deem to be equitable and appropriate.

                                ARTICLE V

                                 OPTIONS

                  5.1 Grant of Options. Each Nonemployee Director shall receive a grant of an Option to purchase 10,000 shares of Common
Stock on the date following the effective date of the Plan that he or she first becomes a member of the Board, or any later date specified by the Board (the "Initial Grant"). In addition to the foregoing, each Nonemployee Director shall receive a grant of an Option to purchase 3,000 shares of Common Stock on the March 31 of each calendar year following the effective date of the Plan (the
"Annual Grant"). The Company and the Optionee shall execute a Stock Option Agreement which shall set forth such terms and conditions of an Option granted hereunder as may be determined by the Board to be consistent with the Plan, and which may include additional provisions and restrictions that are not inconsistent with the Plan.

                  5.2 Option Price The Option Price of each share of Common Stock subject to an Option shall be 100 percent of the Fair Market Value of a share of Common Stock on the trading date immediately preceding the Date of Grant.

                  5.3 Vesting; Term of Option. Each Initial Grant of an Option shall vest and become exercisable in cumulative annual installments, each of which shall relate to one-third of the total number of shares of the Initial Grant, on the first, second, and third anniversaries of the Date of Grant, provided that the Optionee is a member of the Board on each such date. Each Annual Grant of an Option shall become 100 percent vested and exercisable on the first anniversary of the Date of Grant, provided that the Optionee is a member of the Board on such date. The period during which a vested Option may be exercised shall be ten years from the Date of Grant.

                  5.4 Option Exercise. An Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and

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payment in full to the Company at said office of the amount of the
Option Price for the number of shares of the Common Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made (i) in cash or by cash equivalent, (ii) in Common Stock valued at the Fair Market Value of such shares on the trading date immediately preceding the date of exercise or (iii) by a combination of such cash and such Common Stock.

                  5.5 Limited Transferability of Option. All Options shall be nontransferable except (i) upon the Optionee's death, by the Optionee's will or the laws of descent and distribution or (ii) on a case-by-case basis as may be approved by the Board in its discretion, in accordance with the terms provided below. Each
Option Agreement shall provide that the Optionee may, during his or her lifetime and subject to the prior approval of the Board at the time of proposed transfer, transfer all or part of the Option to a Permitted Transferee (as defined below), provided that such transfer is made by the Optionee for estate and tax planning purposes or donative purposes and no consideration (other than nominal consideration) is received by the Optionee therefor. The transfer of an Option shall be subject to such other terms and conditions as the Board may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Optionee at the time of the transfer. Subsequent transfers of an Option transferred under this Section 5.5 shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.

                  For purposes hereof, a "Permitted Transferee" shall be any member of the Optionee's immediate family or a charitable institution (each defined below), or a trust for the exclusive benefit of such immediate family members and/or charitable institution, or to a partnership or limited liability company the equity interests of which are owned exclusively by the Optionee and/or one or more members of his or her immediate family. For purposes of the preceding definition, (i) the "immediate family" of the Optionee shall mean and include the Optionee's spouse, any descendant of the Optionee or his or her spouse (including descendants by adoption), and any descendant of either parent of the Optionee (including descendants by adoption), and (ii) a "charitable institution" shall mean and include any organization described in each of section 170(b)(1)(A), 170(c), 2055(a) and 2522(a) of the
Code, as well as any charitable remainder trust created under section 664 of the Code, the income beneficiary of which is a member of the Optionee's immediate family or a trust or other entity described above in this Section 5.5.

                  No transfer of an Option by the Optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer. During the lifetime of an Optionee, the Option shall be exercisable only by him, except that, in the case of an Optionee who is legally incapacitated, the Option shall be exercisable by his guardian or legal representative.


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                                ARTICLE VI

                          TERMINATION OF SERVICE

                  6.1 Death. If an Optionee shall die at any time after the Date of Grant and while he is a member of the Board, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 5.5 hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending one year after the date of the Optionee's death (subject to Section 5.3 hereof concerning the maximum term of an Option), to exercise the Optionee's Option to the extent that it was exercisable at the date of such Optionee's death and shall not have been previously exercised.

                  6.2 Disability. If an Optionee's service as a member of the Board shall be terminated as a result of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code) at any time after the Date of Grant, the Optionee (or in the case of an Optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending one year after the date of his disability (subject to Section 5.3 hereof concerning the maximum term of an Option), to exercise an Option to the extent that it was exercisable at the date of such Optionee's disability and shall not have been previously exercised.

                  6.3 Removal for Cause. If an Optionee shall be removed from the Board for cause, the Optionee's right to exercise any unexercised portion of an Option shall immediately terminate and all rights thereunder shall cease. An Optionee shall be considered to have been removed for "cause" for purposes of this Section 6.3 when he shall have been removed from the Board by the stockholders of the Company for cause in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company.

                  6.4 Other Termination of Service. If an Optionee's service as a member of the Board shall be terminated for any reason other than death, permanent and total disability or removal for cause, the Optionee shall have the right, during the period ending
90 days after such termination (subject to Section 5.3 hereof concerning the maximum term of an Option), to exercise an Option to the extent that it was exercisable at the date of such termination of service and shall not have been previously exercised.


                               ARTICLE VII

                            CHANGE IN CONTROL

                  7.1 Change in Control. Upon a "change in control" of the Company (as defined below), each outstanding Option, to the extent that it shall not otherwise have become exercisable, shall become fully and immediately vested and exercisable (without


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regard to the otherwise applicable installment exercise requirement under Section 5.3 hereof).

                  7.2 Definition. For purposes of Section 7.1 hereof, a "change in control" of the Company shall mean:

                  (i) an acquisition subsequent to the date hereof by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of Common Stock or
(B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");
excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

                       (ii) a change in the composition of the Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;

                       (iii) the approval by the stockholders of the Company of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which outstanding shares of Common Stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 80% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either the Company or another company) or cash or other property;

                       (iv) the approval by the stockholders of the Company of (A) the sale or other disposition of all or substantially all of the assets of the Company or (B) a complete liquidation or dissolution of the Company; or

                       (v) the adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.

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                               ARTICLE VIII

                            STOCK CERTIFICATES

                  8.1 Issuance of Certificates. Subject to Section 8.2 hereof, the Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the Plan) for the shares of Common Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares.

                  8.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

                  (a) the completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Board shall in its sole discretion deem necessary or advisable;

                  (b) the obtaining of any approval or other clearance from any federal or state governmental agency that the Board shall in its sole discretion determine to be necessary or advisable;

                  (c) the lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience;

                  (d) satisfaction by the Optionee of any applicable withholding taxes or other withholding liabilities; and

                  (e) if required by the Board, in its sole discretion, the receipt by the Company from an Optionee of (i) a representation in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

                  8.3 Legends. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

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                                 ARTICLE IX

                 EFFECTIVE DATE, TERMINATION AND AMENDMENT

                  9.1 Effective Date. The Plan shall become effective upon its adoption by the Board and its approval by the stockholders of the Company; provided, however, that the Plan shall not be effective and any Options granted hereunder shall be null and void if, prior to March 31, 1998, an initial public offering of the Common Stock shall not have been consummated.

                  9.2 Termination. The Plan shall terminate on the tenth anniversary of the date the Plan is approved by the stockholders of the Company. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.

                  9.3 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan. Solely to the extent deemed necessary or advisable by the Board, for purposes of complying with rules of any securities exchange or for any other reason, the Board may seek the approval of any such amendment by the Company's stockholders. Any such approval shall be by the affirmative votes of the stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company. Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.


                               ARTICLE IX

                              MISCELLANEOUS

                  10.1 Service on Board. Nothing in the Plan, in the grant of any Option or in any Stock Option Agreement shall confer upon any Nonemployee Director the right to continue service as a member of the Board.

                  10.2 Rights as Shareholder. An Optionee or the permitted transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.
Nothing contained herein or in the Stock Option Agreement relating to any Option shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

                  10.3 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Optionee, his executor, administrator and permitted transferees.

                  10.4 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine


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gender.  Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.


                  10.5 Severability. If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

                  10.6 Governing Law. The validity and construction of this Plan and of the Stock Option Agreements shall be governed by the laws of the State of Delaware.




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